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

 Niagara Bancorp, Inc.
Exhibit 99.1:   Summary of Quarterly Financial Data

                                                                                     1999
                                                    ------------------------------------------------------------------------
                                                         As of             Third              Second             First
                                                     September 30,        Quarter            Quarter            Quarter
                                                    ----------------   ---------------    ---------------   ----------------
---------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                     $        1,680,087         1,680,087          1,633,018          1,591,000
Total interest-earning assets                    $        1,577,171         1,577,171          1,535,963          1,491,837
Securities, at amortized cost                    $          609,778           609,778            646,155            673,521
Loans:
    Real estate loans:
      One-to four-family                         $          590,184           590,184            533,915            477,363
      Home equity                                $           20,124            20,124             17,873             16,255
      Multi-family                               $           71,703            71,703             72,886             73,142
      Commercial real-estate                     $          117,230           117,230            113,248            105,009
      Construction                               $           20,453            20,453             17,425             22,486
                                                    ----------------   ---------------    ---------------   ----------------
        Total real estate loans                  $          819,694           819,694            755,347            694,255
                                                    ----------------   ---------------    ---------------   ----------------
    Consumer and other loans:
      Mobile home                                $           25,991            25,991             25,559             25,309
      Recreational vehicle                       $           19,304            19,304             16,457             12,981
      Automobile                                 $           20,419            20,419             16,358             11,633
      Personal                                   $           15,841            15,841             15,802             15,349
      Home improvement                           $            8,292             8,292              7,928              7,518
      Guaranteed student                         $           12,275            12,275             13,522             13,967
      Other consumer                             $              384               384                296                324
                                                    ----------------   ---------------    ---------------   ----------------
        Total consumer and other loans           $          102,506           102,506             95,922             87,081
                                                    ----------------   ---------------    ---------------   ----------------
    Commercial business loans                    $           19,209            19,209             13,784              7,503
Net deferred fees                                $            5,608             5,608              4,938              4,786
                                                    ----------------   ---------------    ---------------   ----------------
        Total loans                              $          947,017           947,017            869,991            793,625
Memo items:
    Total loans originated                                  282,123            98,692             99,707             83,724
    Total loans serviced                                    121,026           121,026            142,137            167,116

Total interest-bearing liabilities               $        1,367,354         1,367,354          1,327,100          1,279,641

Deposits:
    Interest-bearing deposits                    $        1,067,133         1,067,133          1,055,568          1,034,001
    Noninterest-bearing deposits                 $           32,631            32,631             32,750             30,993
                                                    ----------------   ---------------    ---------------   ----------------
      Total deposits                             $        1,099,764         1,099,764          1,088,318          1,064,994

Short-term borrowings                            $           45,461            45,461             45,453             45,446
Long-term borrowings                             $          254,760           254,760            226,078            200,194
Stockholders' equity                             $          235,690           235,690            239,509            249,256
Fair value adjustment included in
    stockholders' equity                         $           (6,002)           (6,002)            (2,090)             2,494
Common shares outstanding:
    Basic                                                    25,954            25,954             26,404             27,241
    Diluted                                                  25,954            25,954             26,404             27,241
Equity to assets                                             14.03%            14.03%             14.67%             15.67%

                                                                                      1999
                                                    ------------------------------------------------------------------------
                                                     Year-to-Date          Third              Second             First
                                                     September 30,        Quarter            Quarter            Quarter
                                                    ----------------   ---------------    ---------------   ----------------
---------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                     $        1,604,249         1,671,065          1,618,039          1,522,004
Total interest-earning assets                    $        1,506,884         1,580,682          1,518,391          1,419,779
Securities, at amortized cost                    $          622,420           627,259            654,224            585,317
Loans  (1)                                       $          838,909           917,658            826,239            711,219
Interest-bearing liabilities:
    Savings accounts                             $          304,255           308,467            307,312            296,859
    Interest-bearing checking                    $          297,075           320,868            299,028            270,779
    Certificates of deposits                     $          434,028           423,590            430,283            448,487
    Mortgagors' payments held in escrow          $           11,323            15,191             10,528              8,173
    Other borrowed funds                         $          243,717           296,739            257,693            175,386
                                                    ----------------   ---------------    ---------------   ----------------
      Total interest-bearing liabilities         $        1,290,398         1,364,855          1,304,844          1,199,684

Interest-bearing deposits                        $        1,046,681         1,068,116          1,047,151          1,024,298
Noninterest-bearing deposits                     $           31,314            31,839             31,511             30,574
                                                    ----------------   ---------------    ---------------   ----------------
Total deposits                                   $        1,077,995         1,099,955          1,078,662          1,054,872

Short-term borrowings                            $           32,692            45,454             45,461              6,737
Long-term borrowings                             $          211,025           251,285            212,232            168,649
Stockholders' equity                             $          248,037           238,182            248,892            257,247
Common shares outstanding:
    Basic                                                    27,040            26,225             27,026             27,888
    Diluted                                                  27,040            26,225             27,026             27,888

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

                                                                                   1998
                                                 -------------------------------------------------------------------------
                                                      As of              Fourth              Third             Second
                                                   December 31,          Quarter            Quarter            Quarter
                                                 ----------------    ---------------    ---------------    ---------------
--------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
--------------------------------------------------------------------------------------------------------------------------
Total assets                                           1,508,734          1,508,734          1,430,884          1,345,187
Total interest-earning assets                          1,408,097          1,408,097          1,348,889          1,267,128
Securities, at amortized cost                            572,976            572,976            564,569            509,293
Loans:
    Real estate loans:
      One-to four-family                                 456,197            456,197            440,182            424,826
      Home equity                                         15,520             15,520             14,394             14,332
      Multi-family                                        72,672             72,672             73,677             75,015
      Commercial real-estate                              98,693             98,693             87,467             82,572
      Construction                                        19,476             19,476             12,334             11,325
                                                 ----------------   ----------------   ----------------   ----------------
        Total real estate loans                          662,558            662,558            628,054            608,070
                                                 ----------------   ----------------   ----------------   ----------------
    Consumer and other loans:
      Mobile home                                         24,983             24,983             23,896             23,169
      Recreational vehicle                                 8,906              8,906              5,638              2,466
      Automobile                                           8,741              8,741              8,575              8,209
      Personal                                            15,642             15,642             15,686             15,524
      Home improvement                                     8,131              8,131              8,294              8,056
      Guaranteed student                                  12,314             12,314             12,551             12,485
      Other consumer                                         342                342                478                412
                                                 ----------------   ----------------   ----------------   ----------------
        Total consumer and other loans                    79,059             79,059             75,118             70,321
                                                 ----------------   ----------------   ----------------   ----------------
    Commercial business loans                              6,616              6,616              6,043              5,530
Net deferred fees                                          4,516              4,516              4,000              3,540
                                                 ----------------   ----------------   ----------------   ----------------
        Total loans                                      752,749            752,749            713,215            687,461
Memo items:
    Total loans originated                               310,257             91,476             83,235             91,881
    Total loans serviced                                 170,105            170,105            166,192            155,887

Total interest-bearing liabilities                     1,170,580          1,170,580          1,108,093          1,035,264

Deposits:
    Interest-bearing deposits                          1,027,983          1,027,983            991,363            977,522
    Noninterest-bearing deposits                          32,914             32,914             28,759             29,228
                                                 ----------------   ----------------   ----------------   ----------------
      Total deposits                                   1,060,897          1,060,897          1,020,122          1,006,750

Short-term borrowings                                      5,549              5,549             10,532             18,471
Long-term borrowings                                     137,048            137,048            106,198             39,272
Stockholders' equity                                     263,825            263,825            260,782            256,042
Fair value adjustment included in
    stockholders' equity                                   4,587              4,587              4,930              3,192
Common shares outstanding:
    Basic                                                 28,716             28,716             28,701             28,687
    Diluted                                               28,716             28,716             28,701             28,687
Equity to assets                                          17.49%             17.49%             18.23%             19.03%

                                                                                  1998
                                                  ------------------------------------------------------------------------
                                                   Year-to-Date            Fourth             Third             Second
                                                   September 30,          Quarter            Quarter            Quarter
                                                  ---------------      -------------      -------------      -------------
--------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
--------------------------------------------------------------------------------------------------------------------------
Total assets                                           1,306,723          1,440,938          1,384,346          1,328,491
Total interest-earning assets                          1,240,905          1,353,495          1,302,282          1,267,959
Securities, at amortized cost                            498,672            566,285            544,897            486,610
Loans  (1)                                               668,265            733,561            696,343            664,351
Interest-bearing liabilities:
    Savings accounts                                     306,162            290,894            296,049            313,663
    Interest-bearing checking                            193,480            240,475            214,357            193,987
    Certificates of deposits                             481,731            461,536            466,410            481,609
    Mortgagors' payments held in escrow                   10,135              8,849             13,577              9,539
    Other borrowed funds                                  53,297            117,522             80,818             41,278
                                                 ----------------   ----------------   ----------------   ----------------
      Total interest-bearing liabilities               1,044,805          1,119,276          1,071,211          1,040,076

Interest-bearing deposits                                991,508          1,001,754            990,393            998,798
Noninterest-bearing deposits                              27,529             29,060             27,651             29,059
                                                 ----------------   ----------------   ----------------   ----------------
Total deposits                                         1,019,037          1,030,814          1,018,044          1,027,857

Short-term borrowings                                     14,491              8,022             24,732             18,469
Long-term borrowings                                      38,306            109,500             56,086             22,809
Stockholders' equity                                     209,750            263,448            258,769            235,840
Common shares outstanding:
    Basic                                                 28,734             28,701             28,687             28,792
    Diluted                                               28,734             28,701             28,687             28,792